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                           ZENITH FLEXIBLE LIFE 2002

                         Supplement dated June 28, 2002
          to Prospectus dated May 8, 2002, as revised on June 28, 2002

For Policies purchased through payroll deductions:

         If you elect to pay monthly planned premiums using payroll deductions that your employer will remit to us, New England Life Insurance Company, on your behalf, the following special provisions apply to you:

         1. Policy Date. Your employer will begin making payroll deductions six weeks in advance of your first monthly planned premium payment. The Policy Date and the investment start date for your Policy will be the date when we receive your first monthly planned premium payment.

         2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application. (Refer to the temporary insurance agreement for details.)

         3. Planned Premium Payments. You will be on a monthly planned premium schedule that assumes your employer will remit 12 premium payments each year, regardless of the frequency with which payroll deductions are made. The amount of your monthly planned premium payments may vary from month to month, depending on the amount of payroll deductions accumulated prior to each payment. Premiums will be applied to your Policy on the day we receive them.

         4. Lapse. Your monthly planned premium schedule is not necessarily designed to keep your Policy in force. We will make Monthly Deductions from the cash value of your Policy on the first day of each Policy month, beginning with the Policy Date. (See "Monthly Deduction from Cash Value" for more information.) Your Policy will be in default in any month when there is insufficient cash surrender value for us to make a Monthly Deduction unless a Secondary Guarantee Rider is in effect or your Policy is protected against lapse during the first five Policy Years by payment of the No Lapse Monthly Premium. (See "Monthly Deduction from Cash Value," "Flexible Premiums" and "Lapse and Reinstatement" for more information.) A default will occur if for any reason there is insufficient cash surrender value in the Policy to pay a Monthly Deduction. A default may result, for example, if you miss a payroll deduction. THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT. If a default occurs, we will issue a pre-lapse notice to inform the Policy Owner of the amount due. The Policy provides a 62 day grace period for payment of the amount due to prevent lapse. To keep your Policy in force, you will need to pay the amount shown in the pre-lapse notice directly to us.

         5. Additional Payments and Loan Repayments. You cannot use payroll deductions to make payments in addition to your planned premium payments or to repay a Policy loan. Please contact our Administrative Office or your registered representative if you would like to arrange either of these transactions.